Jane E. Marko

From:	Jane Marko [vp@fugent.com]
Sent:	Thursday, April 06, 2006 11:33 AM
To:	Jane E. Marko
Subject:	Gateway Fund – Consistent Performance In A Low-Volatility First-Quarter Environment
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<http://vp1.fugent.net/images/space.gif>     Financial Adviser:
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Gateway Fund
Average Annual Total Returns
As of March 31, 2006
One Year 7.31%
Five Years 4.35%
Ten Years 6.93%
From January 1, 1988 9.08%
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Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Data Source: Gateway Investment Advisers, L.P.
Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.
Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don’t hesitate to contact me.
Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443
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To:	Financial Professionals
From:	Walter G. Sall
Date:	April 6, 2006
Subject:	Gateway Fund — Consistent Performance In A Low-Volatility First-Quarter Environment
•	The Gateway Fund Gains 3.24% In The First Quarter Of 2006, Posting Positive Returns In January, February And March

•	The S&P 500 Index Increases 4.21% For The Quarter As Investors Applaud Federal Reserve Board Chairman Bernanke’s Steadfast Stance Against Inflation

•	The Lehman Brothers U.S. Intermediate Government/Credit Bond Index Declines 0.38% Over The Last Three Months As Bond Markets Falter On Interest Rate Increases

•	Visit Us On The Web At www.gatewayfund.com

	Month	Year-To-Date
	of	as of
Investment Returns	March	March 31, 2006
Gateway Fund	1.18%	3.24%
Lehman Brothers U. S. Intermediate
Government/Credit Bond Index	-0.44%	-0.38%
S&P 500 Index	1.25%	4.21%
First Quarter 2006
As the first quarter of 2006 unfolded, the equity markets, as represented by the S&P 500 Index, behaved in typical fashion — alternately rallying and selling off — but still managed to end the quarter in positive territory. Including dividends, the S&P 500 Index gained 4.21%, a fairly strong performance in the face of uncertainties posed by continuing interest rates increases by the Federal Reserve Open Market Committee and geopolitical factors. Against that backdrop, the Gateway Fund posted a 3.24% gain on the strength of earned option premiums and common stock dividends.
•	After a disappointing fourth quarter of 2005, the economy reflected pent-up consumer demand in the first quarter of 2006. The strong economy, stabilizing energy prices and improving consumer confidence led to continuing robust increases in corporate profits. Importantly, Federal Reserve Board Chairman Bernanke signaled his resolve to be a strong inflation fighter with yet another 0.25% increase in interest rates at his first Federal Reserve Board meeting on March 28.

•	While the expected control of inflationary pressures excited stock investors, it failed to convince bond investors. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined 0.38%. More pointedly, the quarter saw a stubborn refusal by longer-term bond investors to demand higher rates of return, as the long end of the yield curve barely budged. With continued pressure on the short end, however, the Federal Reserve Board has become just as stubborn in its attempt to nudge the long end of the yield curve upward.

Subject:	Gateway Fund — Consistent Performance In A Low-Volatility First-Quarter Environment
Date:	April 6, 2006
Page:	Two
•	Despite the continuation of relatively low market volatility during the quarter, the Gateway Fund nevertheless earned attractive option premiums. The Chicago Board Options Exchange Volatility Index, which is an important determinant of option prices, ended the quarter at 11.39, down from 12.07 at year-end 2005, but still higher than its closing low of 10.27 on December 23, 2005.

•	At March 31, 2006, the Gateway Fund was 100% hedged with index call options at an average strike price between 1.5% in-the-money and 1.5% out-of-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money.
March 2006
Continued economic strength buoyed investors’ spirits in March as all equity market sectors advanced. Investors remained confident that the Federal Reserve Board could successfully control inflation and that the geopolitical situation, particularly the war in Iraq, would not impose a significant drag on the economy.
•	For the month, the Gateway Fund advanced 1.18% while the stock market, as represented by the S&P 500 Index, gained 1.25%.

•	Bond investors continued to reflect their uncertainty about the duration and magnitude of the Federal Reserve Board’s current efforts to staunch inflationary pressures by raising short-term interest rates. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined by 0.44%. At month-end, the Federal Funds Rate stood at 4.75% after fifteen consecutive 0.25% increases spanning a period of twenty-one months.
The Model Of Consistency — Trailing Three-Year Returns
Three years ago, during the Iraq incursion, the stock market gained its footing for the current advance. During the 36-month period ended March 31, 2006, the S&P 500 Index advanced from the 800 level to the 1300 level. During the same timeframe, the Gateway Fund has been remarkably true to its historical average returning an average annual total return of 9.15% for this three-year period compared to its average annual return of 9.08% since January 1, 1988.
•	During the same 36-month period, the average annual total return for the S&P 500 was 17.22%, well above its average annual return of 12.02% since January 1, 1988.

•	Conversely, hobbled by increases in short-term interest rates, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index returned a lackluster 2.33% (annualized) during the trailing 36-month period, well below its average annual total return of 7.07% since January 1, 1988.

•	The consistency of the Gateway Fund’s performance illustrates the value it delivers as a stabilizing core investment for shareholders.

Subject:	Gateway Fund — Consistent Performance In A Low-Volatility First-Quarter Environment
Date:	April 6, 2006
Page:	Three

	Average Annual Total Returns
	as of March 31, 2006
		Lehman Bros. U.S.
		Intermediate
	Gateway	Government/Credit	S&P 500
	Fund	Bond Index	Index
One Year	7.31%	2.08%	11.73%
Three Years	9.15%	2.33%	17.22%
Five Years	4.35%	4.71%	3.97%
Ten Years	6.93%	5.85%	8.95%
Since 1/1/88	9.08%	7.07%	12.02%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Under certain circumstances the Gateway Fund may not own any put options, resulting in increased risk during a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.